SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       MERCANTILE ABSOLUTE RETURN FUND LLC
                (Name of Registrant as Specified In Its Charter)
          ------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)  Title of each class of securities to which transaction applies:___________
(2)  Aggregate number of securities to which transaction applies:______________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:_________________________________________________________
[_]  Fee paid previously with preliminary materials.
[_] Check box if any parts of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)  Amount Previously Paid:__________________________________________________
(2)  Form, Schedule or Registration Statement No.:____________________________
(3)  Filing Party:____________________________________________________________
(4)  Date Filed:______________________________________________________________

                       MERCANTILE ABSOLUTE RETURN FUND LLC

                      NOTICE OF SPECIAL MEETING OF MEMBERS


                                                                 April 29, 2005

To the Members:

      Notice is hereby given that a Special Meeting of Members (the "Meeting") of Mercantile Absolute Return Fund LLC (the "Company") will be held on May 18, 2005, at 9:00 a.m. Eastern Time, at the offices of Mercantile Capital Advisors, Inc., the Company's investment manager ("Mercantile"), 12th Floor, Two Hopkins Plaza, Baltimore, Maryland 21201, for the following purpose:

     Approve or disapprove an Investment Advisory Agreement between the Company, Mercantile and Ramius HVB Partners, LLC.

      The proposals referred to above are discussed in the Proxy Statement attached to this Notice. The Company invites each member to attend the Meeting in person. Members of record at the close of business on March 28, 2005 have the right to vote at the Meeting. If you cannot be present at the Meeting, we urge you to fill in, sign and promptly return the enclosed proxy so that the Company can hold the Meeting and vote the maximum amount of limited liability interests.

   The Board of Directors recommends that you vote in favor of the proposals.

By Order of the Board of Directors,
Jennifer E. Vollmer
Secretary


                       WE NEED YOUR PROXY VOTE IMMEDIATELY

A member may think his or her vote is not important, but it is vital. By law, the special meeting of members of the company scheduled for May 18, 2005 will have to be adjourned without conducting any business if less than majority of the limited liability interest eligible to vote are represented. In that event, the Company would continue to solicit votes in an attempt to achieve a quorum. Clearly, your vote could be critical in allowing the Company to hold the meeting as scheduled, so please return your proxy card immediately.

                       MERCANTILE ABSOLUTE RETURN FUND LLC
                                TWO HOPKINS PLAZA
                            BALTIMORE, MARYLAND 21201
                                 1-800-239-0418

                                 PROXY STATEMENT

      This Proxy Statement is solicited by the Board of Directors of Mercantile Absolute Return Fund LLC (the "Company") for voting at a Special Meeting of Members (the "Meeting") of the Company to be held on May 18, 2005, at 9:00 a.m. Eastern Time, at the offices of Mercantile Capital Advisors, Inc. the Company's investment adviser ("Mercantile"), 12th Floor, Two Hopkins Plaza, Baltimore, Maryland 21201.

      This Proxy Statement and the enclosed proxy are expected to be distributed to members on or about April 29, 2005. The Company expects to solicit proxies primarily by mail. The Company will bear all proxy solicitation costs related to the solicitation of proxies by mail. The Company's officers and existing service providers may also solicit proxies by telephone, facsimile or personal interview. Mercantile will bear all costs related to these other solicitations.

      A proxy is enclosed with respect to the percentage of ownership interests that you own in the Company (the "Interests"). If you return a properly executed proxy to the Company, the Interests represented by it will be voted at the Meeting in accordance with the instructions thereon. Each member is entitled to a number of votes equivalent to such member's percentage of ownership as of March 28, 2005 record date. A member's percentage of ownership is determined by dividing the balance of member's capital account by the sum of the capital accounts of all of the members. If you do not expect to be present at the Meeting and wish your Interests to be voted, please complete the enclosed proxy and mail it in the enclosed reply envelope.

      Any member giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

      Only one copy of this Proxy Statement will be mailed to households, even if more than one person in a household is a member of record. If you need additional copies of this Proxy Statement, please contact the Company at 1-800-239-0418. If you do not want the mailing of this Proxy Statement to be combined with those for other persons of your household, contact the Company in writing at Two Hopkins Plaza, Baltimore, Maryland 21201 or call 1-800-239-0418.

      For a free copy of the Company's annual report dated March 31, 2004 and semi-annual report dated September 30, 2004 write the Company at Two Hopkins Plaza, Baltimore, Maryland 21201, call 1-800-239-0418.

                                    PROPOSAL
                  TO APPROVE THE INVESTMENT ADVISORY AGREEMENT
                          WITH RAMIUS HVB PARNTERS, LLC

      The Board of the Directors recommends that members vote for the approval of the Investment Advisory Agreement with Ramius HVB Partners, LLC.

      At the Meeting, members of the Company will be asked to approve an Investment Advisory Agreement between the Company, Mercantile and Ramius HVB Partners, LLC.

      Mercantile provides investment management services to the Company under an existing Investment Management Agreement (the "Management Agreement") dated December 23, 2002 which was last approved by the Board on November 18, 2004. The Management Agreement authorizes Mercantile to employ an adviser to assist Mercantile in the performance of its responsibilities under the Management Agreement, including any or all of the advisory services under Mercantile's supervision, provided that any fees or compensation payable to such adviser shall be paid by Mercantile.

      Pursuant to such authority, Mercantile appointed RCG Tapestry, LLC ("RCG Tapestry") as the investment adviser to the Company pursuant to an Investment Advisory Agreement dated December 23, 2002 which was last approved by the Board on November 18, 2004 (the "RCG Agreement"). On October 31, 2004, RCG Tapestry changed its name to Ramius HVB Partners, LLC ("Ramius HVB"). On December 31, 2004, a controlling interest in Ramius HVB was acquired by Bayerische Hypound Vereinsbank AG, a German corporation, which resulted in an assignment of the Investment Advisory Agreement and, under the Investment Company Act of 1940, as amended (the "1940 Act"), the automatic termination of that Agreement.

      At a regular meeting held on November 18, 2004, the Board, including a majority of the non-interested Directors of the Company, met in person and voted to approve an interim investment advisory agreement (the "Interim Agreement") between the Company, Mercantile and Ramius HVB as the investment adviser to the Company. At a regular meeting held on February 17, 2005, the Board, including a majority of the non-interested Directors, met in person and voted to approve an investment advisory agreement between the Company, Mercantile and Ramius HVB (the "Ramius HVB Agreement"), subject to approval by the Company's members.

      The Interim Agreement took effect on December 31, 2004 and will remain in effect (unless sooner terminated) until members of the Company either approve or disapprove the Ramius HVB Agreement or May 30, 2005, whichever is sooner.

      Under the Interim Investment Advisory Agreement, Ramius HVB provides services to the Company on the same terms and conditions as it did under the RCG Agreement, except that as required by Rule 15a-4 under the 1940 Act, the compensation earned by Ramius HVB under the contract will be held in an interest bearing escrow account. If a majority of the Company's outstanding voting securities approve the Ramius HVB Agreement, then the amount in the escrow account (including any interest earned) will be paid to Ramius HVB. If a majority of the Company's outstanding voting securities do not approve the new Ramius HVB Agreement, then Ramius HVB will be paid, out of the escrow account, the lesser of (i) any costs incurred in performing the interim contract (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned). Any remaining amounts in the escrow account will be returned to the Company.

      The Board recommends that members of the Company approve the Ramius HVB Agreement. If the Company's members approve the Ramius HVB Agreement at the Meeting, Ramius HVB will serve as the Company's investment adviser. If the Company's members do not approve the Ramius HVB Agreement at the Meeting or at an adjournment of the Meeting, Mercantile will be the sole investment adviser of the Company, in which case Mercantile will consider other alternatives, including the recommendation of one or more other advisers, subject to approval by the Board and Company's members.

      INFORMATION ABOUT RAMIUS HVB PARTNERS, LLC. Ramius HVB is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and as a "commodity pool operator" with the U.S. Commodity Futures Trading Commission and is a member of the National Futures Association. Ramius HVB is located at 666 Third Avenue, New York, NY 10017. Ramius HVB is jointly owned by Ramius Capital Group, LLC ("Ramius"), a limited liability company organized under the laws of the State of Delaware and Bayerische Hypound Vereinsbank AG, a German corporation ("HVB"). Ramius HVB is the vehicle for a strategic partnership between HVB and its affiliates (the "HVB Group") and Ramius to combine their respective hedge fund of funds businesses. The strategic partnership closed on December 31, 2004. HVB Group is the second largest private sector bank in Germany, and combined with Bank Austria Creditanstalt, there are approximately 60,000 employees, 2000 branch offices and more than 9.8 million customers. HVB Group is a premier bank network in Europe, specifically in the core markets of Germany, Austria and Eastern Europe. Ramius is the managing member of Ramius HVB and is an investment management firm that specializes in utilizing alternative asset class strategies. Through its predecessor, Ramius Capital, L.L.C. ("Ramius Capital") and its affiliates, Ramius has been involved in providing discretionary investment management services to U.S. and international private investors, domestic pension funds, foundations, corporations, insurance companies and other fiduciaries since 1994.

      As of December 31, 2004, Ramius HVB's total assets under management were $3.539 billion.

      The following table sets forth the name and principal occupation of the principal executive officers and managers of Ramius HVB as of October 5, 2004. Each individual's address is 666 Third Avenue, New York, New York 10017.

------------------------------------------------------------------------------
Name               Position with Ramius HVB  Principal Occupation(s)
------------------------------------------------------------------------------
Peter A. Cohen     Managing Officer          Managing Officer; Managing
                                             Member of Ramius; and Managing
                                             Member of C4S Co., L.L.C.
------------------------------------------------------------------------------
Morgan B. Stark    Managing Officer          Managing Officer; Managing
                                             Member of Ramius; and Managing
                                             Member of C4S Co., L.L.C.
------------------------------------------------------------------------------
Jeffrey M. Solomon Managing Officer          Managing Officer; Managing
                                             Member of Ramius; and Managing
                                             Member of C4S Co., L.L.C.
------------------------------------------------------------------------------
Thomas W. Strauss  Chief Executive Officer   Chief Executive Officer and
                   and Chief Investment      Chief Investment Officer;
                   Officer                   Managing Member of Ramius; and
                                             Managing Member of C4S Co.,
                                             L.L.C.
------------------------------------------------------------------------------

      INFORMATION ABOUT KEY INVESTMENT PERSONNEL. The day-to-day management of the Company's portfolio will be the responsibility of Tom Strauss, Richard Fertig, Hiren Patel and James Neumann who collectively manage approximately $3.5 billion of assts.

      Thomas W. Strauss, Chief Executive Officer and Chief Investment Officer. Mr. Strauss joined Ramius HVB and its predecessors in 1995. He serves on the Investment Management Committee and is also responsible for underlying manager selection, due diligence and portfolio and risk management activities. Prior to that, Mr. Strauss joined Salomon Brothers Inc. in 1963, where he was admitted as an Investment Manager in 1971, and appointed to its Executive Committee in 1981 and was named President in 1986. He also became Vice Chairman and was elected to the Board of Directors of Salomon Inc., the holding company of Salomon Brothers Inc. and Phibro Energy, Inc. He was responsible for Salomon's U.S. government, money market and foreign exchange departments prior to becoming President of the firm. As President, he focused on the firm's international, investment banking and high-yield activities, and its Operations and Investment Banking Activities divisions. In 1993, Mr. Strauss brought his experience in international markets to the Granite Capital International Group as co-Chairman. Mr. Strauss graduated from the University of Pennsylvania with a B.A. in Economics.

      On December 3, 1992, an order was entered by the SEC accepting an offer of settlement from Mr. Strauss. The order resolved charges that while serving as the President of Salomon Brothers Inc., Mr. Strauss had "failed reasonably to supervise, with a view to preventing violations of U.S. securities laws, another person who committed such a violation, when such person is subject to his supervision." The person who allegedly committed the underlying violation was Paul W. Mozer, who directly reported to one of Mr. Strauss' subordinates. Mr. Mozer's alleged unlawful conduct involved the submission of false bids to the Federal Reserve Bank of New York in connection with the auction of U.S. Treasury securities. The SEC order contained a finding that there was no evidence that Mr. Strauss knew of the submission of the false bids. In connection with this order, Mr. Strauss was suspended from associating with any broker, dealer, municipal securities dealer, and investment company or investment adviser for six months and ordered to pay a $75,000 penalty.

      Richard Fertig, Director. Mr. Fertig joined Ramius HVB and its predecessors in 2001. He serves on the Investment Management Committee and is also responsible for underlying manager selection, due diligence and portfolio and risk management activities. Prior to that, Mr. Fertig was Director of Business Development at TouchPak, Inc., a wireless internet startup. From June 1998 to February 2000, Mr. Fertig was an Associate at The Blackstone Group in the Alternative Asset Management division where he worked as a member of the Investment Committee responsible for underlying manager selection, due diligence and portfolio and risk management. From 1994 to 1996, Mr. Fertig worked as a pit trader and clerk for First Continental Trading in Chicago. He worked on the CME, CBOT and CBOE exchanges specifically in the EuroDollar Options pit, S&P 500 Options pit and the Canadian Government Bond Futures pit. Mr. Fertig received an M.B.A. in Finance from The Wharton School of the University of Pennsylvania in 1998, and received a B.A. from Cornell University as a double major in Economics and Psychology in 1991.

      Hiren Patel, Director. Mr. Patel joined Ramius HVB and its predecessors in 1998. He serves on the Investment Management Committee and is also responsible for underlying manager selection, due diligence and portfolio and risk management activities. From 1992 to 1997, Mr. Patel was a Senior Consultant in Price Waterhouse's Management Consulting Services Practice. Initially, Mr. Patel worked in the Advanced Information Technology Group assisting financial services clients in the design and development of large-scale information systems. Thereafter, he joined the Securities Industry Consulting Group, providing strategic, technology, and operations consulting services to commercial banks interested in forming securities subsidiaries. Mr. Patel received an M.B.A. from Virginia Tech in 1992 and a B.S. in Finance from Virginia Tech in 1990.

      James Neumann, Director. Mr. Neumann joined Ramius HVB in 2004. He serves on the Investment Management Committee and is also responsible for underlying manager selection, due diligence and portfolio and risk management activities. Prior to joining Ramius HVB, Mr. Neumann was Managing Director at HVB Alternative Advisors, Inc. with similar duties. He worked on both the buy and sell sides of the securities industry for fifteen years, primarily in fixed income trading within G-7 cash and derivatives markets. Mr. Neumann holds an M.B.A. in Finance from Fordham University in New York and a B.S. from Providence College in Rhode Island..

      INFORMATION ABOUT RAMIUS HVB'S INVESTMENT PROCESS. In selecting investment vehicles for the Company, Ramius HVB first conducts an extensive review and analysis of all of the prospective manager's materials, documents, historical performance and risk exposure data. Ramius HVB's manager evaluation process targets primarily those managers who successfully meet the following criteria:

      Clearly Defined Investment Strategy and Process. After Ramius HVB determines that a specific strategy will help meet the Company's investment objective under the current economic conditions, it targets managers who utilize that specific investment strategy. Ramius HVB gives priority to a clearly defined strategy and process.

      Superior Long-Term Investment Experience. Ramius HVB seeks managers who have a history of solid performance. Managers who have demonstrated the ability to generate consistent returns in different economic climates will receive a higher evaluation than managers who have produced superior returns in one market environment. Ramius HVB also conducts a statistical analysis of an underlying investment fund's performance and evaluates the growth potential and size of such investment fund.

      Alignment of Interests. Ramius HVB reviews the managers' risk management processes and the amount of personal capital that such managers invest in the entities they operate. Such a review helps determine whether the managers have appropriate personal exposure for proper alignment of interests.

      Once selected, the performance and strategy of each manager is reviewed, and new managers are identified and considered on an on-going basis. In addition, the allocation of the Company's capital among managers is constantly monitored and adjusted, based on performance results, partial results, changed economic conditions and other relevant issues.

      TERMS AND CONDITIONS OF THE RAMIUS HVB AGREEMENT. A copy of the Ramius HVB Agreement is attached as Exhibit 1 hereto, which qualifies in its entirety the following description of the Agreement. There are no material differences between the Ramius HVB Agreement, the Interim Agreement and the RCG Agreement

      The Ramius HVB Agreement provides that Ramius HVB is responsible, subject to the supervision of Mercantile and the Board, to provide a continuing investment program for the Company, including research and management for all of the Company's securities, investments and other assets. Ramius HVB makes all decisions regarding the Company's purchases and withdrawals of interests in investment funds.

      Mercantile will pay Ramius HVB an annual fee of 0.625% of the Company's average monthly net assets for its services under the Agreement. Mercantile will also pay Ramius HVB one-half of any incentive fee paid by the Company to Mercantile at the end of each fiscal year. The incentive fee is equal to 10% of each member's net profits for such incentive period in excess of such member's loss carryforward amount, which commences at zero and is increased or reduced each incentive period by the net losses or net profits, respectively, allocated to a member's capital account for such incentive period. The advisory and incentive fees payable to Ramius HVB are Mercantile's sole responsibility and do not represent any additional expense to the Company.

      Under the Ramius HVB Agreement, Ramius HVB also will be reimbursed by the Company for certain out-of-pocket expenses relating to services provided to the Company. Ramius HVB will provide to the Company, or will arrange at its expense to be provided to the Company, management and administrative services, which are not considered out-of-pocket expenses, such as office facilities, equipment, personnel and other services.

      The Ramius HVB Agreement also provides that Ramius HVB will (i) discharge its duties subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Company's private placement memorandum, as the same may be amended or supplemented from time to time, and applicable laws and regulations, including the 1940 Act; (ii) maintain all books and records relating to the investment transactions of the Company and furnish Mercantile and the Board with such periodic and special reports as requested; and (iii) attend regular business and investment-related meetings of the Board, as requested.

      Under the Ramius HVB Agreement, Ramius HVB is not liable to the Company or any Company member for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, providing services under the Ramius HVB Agreement, including any losses sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Company. Ramius HVB may be liable, however, for losses arising out of its willful misfeasance, bad faith or gross negligence of its obligations and duties under the Ramius HVB Agreement or losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Ramius HVB does not represent that any level of performance will be achieved. The Ramius HVB Agreement also provides for indemnification, to the fullest extent permitted by law, by the Company of Ramius HVB, or any officer, director, partner, principal, employee or agent of, or any person who controls, is controlled by, or is under common control with Ramius HVB, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Company, so long as the liability or expense is not incurred by reason of Ramius HVB's willful malfeasance, bad faith or gross negligence.

      The Ramius HVB Agreement will become effective on the date of its approval by the Company's members and will continue in effect for a period of one year. After that date, if not terminated, the Agreement will remain in full force and effect for successive twelve-month periods, provided that such continuance is approved at least annually by (i) the vote of a majority of the non-interested Directors, cast in person at a meeting called for the purpose of voting on such approval; and (ii) the Board or the vote of a majority of the outstanding percentage of ownership interests of the Company. No amendment to the Ramius HVB Agreement requiring member approval under the 1940 Act will be effective until the Company's members approve the amendment.

      The Ramius HVB Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act). On 60 days' written notice, the Company, by a vote of the Board or a majority of the Company's outstanding percentage of ownership interests, or Ramius HVB may terminate the Agreement without penalty.

      BOARD EVALUATION OF THE INVESTMENT ADVISORY AGREEMENT. In reaching its decision to approve the Interim Agreement and Ramius HVB Agreement and to submit the Ramius HVB Agreement to members of the Company for approval, the Board evaluated whether the agreements were in the best interest of the Company's members. The Board primarily considered the nature and quality of the services provided under the agreements and the overall fairness of the agreements to the Company. The Board requested information from Ramius HVB that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel to the Company and legal counsel to the non-interested Directors with respect to its deliberations.

      In considering the agreements including the nature, extent and quality of the services and the fairness and reasonableness of the agreements, the Board considered the investment and business operations capabilities of Ramius HVB, both before and after the partnership between Ramius and HVB. The Board noted that the partnership would result in staff additions and new hires that would add research, operational and infrastructure depth to the Ramius HVB organization. With respect to the overall fairness of the agreements, the Board primarily considered the fee structure of the agreements and the profitability of Ramius HVB from its association with the Company. The Board also noted that the fee structure and expenses would remain the same as under the RCG Tapestry Agreement. The Board noted that because the Company had not yet grown to the point where real economies of scale could be realized, there was no basis at this time to consider a change in the advisory fee structure. The Board also considered that the Company's advisory fee structure provides for incentive fees payable to Ramius HVB when the Company's performance exceeds certain levels and that such fees are paid by Mercantile. The Board considered the fact that the Ramius HVB Agreement contains the same material terms and conditions as the RCG Tapestry Agreement. The Board also considered the Company's investment performance and return over the past year have been above the average of the Company's peer group and within the range of comparable client accounts managed by Ramius HVB.

      The Board considered each of these factors to be of material importance to its approval of the Ramius HVB Agreement. Based on its consideration, analysis and evaluation of the above factors the Board concluded that the approval of the Interim Agreement and the Ramius HVB Agreement was in the best interests of the Company and its members.

      INFORMATION ABOUT THE MANAGER. Mercantile's principal offices are located at Two Hopkins Plaza, Baltimore, Maryland 21201. Mercantile is a wholly owned subsidiary of Mercantile-Safe Deposit & Trust Company ("MSD&T") which, in turn, is wholly-owned by Mercantile Bankshares Corporation ("MBC"), a publicly-held bank holding company, whose principal offices are also located at Two Hopkins Plaza, Baltimore, Maryland 21201. As of March 28, 2005, to the Company's knowledge, Depository Trust Clearing Corporation owned beneficially or of record 10% or more of any class of issued and outstanding voting securities of MBC.

      The following table sets forth the name, position and principal occupation of the chief executive officer and each Director of Mercantile as of March 28, 2005. Each individual's address is Two Hopkins Plaza, Baltimore, Maryland 21201.

---------------------------------------------------------------------------
Name                Position with     Principal Occupation
                    Mercantile
---------------------------------------------------------------------------
Kevin A. McCreadie  Director,         Chief Investment Officer of MSD&T
                    President and     Investment and Wealth Management
                    Chairman          Division
---------------------------------------------------------------------------
J. Marshall Reid    Director          President and Chief Operating
                                      Officer of MSD&T
---------------------------------------------------------------------------
David L. Meyer      Director          Chief Operating Officer of MSD&T
                                      Investment and Wealth Management
                                      Division
---------------------------------------------------------------------------
Michael M. Paese    Director          Executive Vice President, Deputy
                                      General Counsel and Chief
                                      Administrative Officer of
                                      Mercantile Bankshares Corporation
---------------------------------------------------------------------------

      The Management Agreement permits Mercantile to act as investment adviser to one or more other investment companies and to fiduciary or other managed accounts. As of December 31, 2004, Mercantile managed approximately $3.7 billion of investment company assets.

      Pursuant to the Management Agreement, the Company pays Mercantile an annual advisory fee of 1.25% of the Company's average monthly net assets. For the fiscal year ended March 31, 2004, the Company paid Mercantile $509,345.00 (1.25%) of the Company's average daily net assets) in advisory fees and $314,067.00 (0.77%) in incentive fees. From these amounts, Mercantile paid an aggregate $254,673.00 in advisory fees and $157,033.00 in incentive fees to RCG Tapestry.

      Mercantile also serves as administrator to the Company. For its services as administrator, Mercantile receives fees, computed monthly and payable quarterly, calculated at the annual rate of 0.70% of the Company's aggregate average monthly net assets. For the fiscal year ended March 31, 2004, the Company paid Mercantile $80,762.00 in administrative fees net of voluntary waivers.

      REQUIRED VOTE. The approval of the Ramius HVB Agreement requires the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined by the 1940 Act) of the Company, which means the lesser of (a) the holders of 67% or more of the percentage of ownership interests of the Company present at the Meeting if the holders of more than 50% of the outstanding percentage of ownership interests of the Company are present in person or by proxy; or (b) more than 50% of the outstanding percentage of ownership interests of the Company.

VOTING INFORMATION

      RECORD DATE. Only members of record at the close of business on March 28, 2005 (the "Record Date") will be entitled to vote at the Meeting and at any adjournment thereof. Members who have tendered all or a portion of their Interests in the Company before March 28, 2005 but before the next valuation date are still entitled to vote their Interests in the Company. On March 28, 2005 there were 55,271,986 Interests of the Company outstanding.

      QUORUM AND EFFECT OF ABSTENSIONS AND BROKER NON-VOTES. The presence in person or by proxy of the holders of at least a majority of all of the votes that the

Company's members are entitled to cast at the Meeting will constitute a quorum. Members do not have cumulative voting rights. Abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Interests on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Interests that are present at the Meeting but which have not been voted. Abstentions and broker "non-votes" will, therefore, have the effect of a vote AGAINST the proposal to approve the Investment Advisory Agreement.

      In the event that a quorum is not present at the Meeting or at any adjournment thereof, or in the event that a quorum is present at the Meeting but the Company does not receive sufficient votes to approve any of the proposals, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Interests affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies, in which they are entitled to vote FOR any of the proposals in favor of such adjournments, and will vote those proxies required to be voted AGAINST all proposals against any such adjournments.

      OTHER MEMBER INFORMATION. Mercantile's indirect parent company, MBC is a financial holding company regulated by the Federal Reserve under the Bank Holding Company Act. MBC was the organizational member of the Company and invested $25 million in the Company. As of the March 28, 2005, the record date for the meeting, MBC held 43.60% of the ownership interests in the Company.

      As of March 28, 2005 Mercantile's parent company, Mercantile-Safe Deposit and Trust Company ("MSD&T") held of record, in a fiduciary or representative capacity for its customers, 53.96% of the outstanding Interests in the Company. MSD&T may be deemed to be the beneficial owner of those Interests, for purposes of the federal securities laws, because MSD&T possessed sole or shared voting or investment power with respect to such Interests. MSD&T does not, however, have any economic interest in such Interests, which are held solely for the benefit of its customers.

      The name, address and share ownership of each other person who may have possessed sole or shared voting or investment power with respect to more than 5% of the outstanding Interests of the Company on March 28, 2005 was as follows:

--------------------------------------------------------------------------
Name and Address                      Amount of             Percentage
                                      Interests Owned       Owned
--------------------------------------------------------------------------
MSD&T c/o                             $5,363,321.71         9.70%
Irving H. Kohn Trust
--------------------------------------------------------------------------

      For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Under this definition, MBC and MSD&T may be deemed to be controlling persons of the Company. The Company has been advised by MBC and MSD&T, that subject to MSD&T's fiduciary responsibilities, MBC and MSD&T intend to vote the Interests over which they have voting power FOR and AGAINST each proposal presented at the Meeting in the same proportions as the total votes that are cast FOR and AGAINST the proposal by other members of the Company.

ADDITIONAL INFORMATION

      OFFICERS OF THE COMPANY. Officers are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Company's officers who are not Directors.


                             Position Held      Length of                       Principal Occupation(s)
Name and Age                 with Company      Time Served                       During Past 5 Years
---------------------------- ------------------ ------------ ------------------------------------------------------------------
Kevin A. McCreadie           President          Since 2004   Executive Vice President of the Company from 2003 to March 2004.
Age: 44                                                      President, Mercantile since 2004; Chief Investment Officer,
                                                             Mercantile and MSD&T since 2002; Partner, Brown Investment
                                                             Advisory & Trust Company from 1999 to 2002.

Cornelia H. McKenna          Vice President     Since 2002   Vice President, Mercantile and MSD&T.
Age: 37

Edward J. Veilleux           Assistant Vice     Since 2004   President, EJV Financial Services (consulting) since 2002;
Age: 61                      President and                   Director, DeAM from 1987 to 2002.
                             Chief Compliance
                             Officer

Scott J. Liotta              Treasurer          Since 2005   Vice President, MSD&T since 2003; Vice President, ProFund Advisors
Age: 40                                                      LLC from 1999 to 2002.

Jennifer E. Vollmer          Secretary          Since 2002   Vice President, Mercantile and MSD&T since 2001; Associate, DeAM
Age: 33                                                      from 1999 to 2001.

Savonne L. Ferguson          Assistant          Since 2004   Assistant Vice President, Mercantile and MSD&T since 2002; DeAM
Age: 31                      Secretary                       Associate (2002) from 1999 to 2002.

      The officers of the Company receive no compensation directly from the Company for performing the duties of their offices, except Mr. Edward Veilleux who received $2,869.57 for the calendar year 2004 and reimbursement of expenses incurred for services as the Company's Chief Compliance Officer.

      PLACEMENT AGENT. Mercantile Investment Services, Inc. serves as the placement agent to the Interests of the Company. The placement agent's principal offices are located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110.

OTHER MATTERS

      The Company does not hold annual meetings of members except to the extent that such meetings may be required under the 1940 Act or state law. Members who wish to submit proposals for inclusion in the Proxy Statement for a subsequent member meeting should send their written proposals to the Company's Secretary at its principal office within a reasonable time before such meeting.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of members arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Company.


Dated: April 29, 2005

      Members who do not expect to be present at the meeting and who wish to have their interests voted are requested to complete the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

                                    EXHIBIT 1

                          INVESTMENT ADVISORY AGREEMENT

      THIS AGREEMENT made as of this ____ day of __________, 2005 by and between Mercantile Capital Advisors, Inc., a Maryland corporation, in its role as Manager (the "Manager") of the Mercantile Absolute Return Fund LLC, a Delaware limited liability company (the "Company"); and Ramius HVB Partners, LLC, a Delaware limited liability company (the "Adviser") and the Company.

      1. Duties of Adviser. (a) The Manager hereby appoints the Adviser to act as investment adviser to the Company, for the period and on the terms set forth in this Agreement, pursuant to the policies set forth in the Company's Private Placement Memorandum and the Investment Management Agreement between the Company and the Manager (the "Management Agreement"), as the Management Agreement may be amended from time to time with notice to the Adviser. The Adviser specifically acknowledges its obligations as set forth in the Company's Private Placement Memorandum and the Management Agreement, provided that the Adviser shall not be obligated to follow any amendment to the policies to the Company or the Management Agreement that increases its obligations, responsibilities or liabilities thereunder until it has received actual notice of such amendment and has agreed thereto in writing. The Manager employs the Adviser to formulate a continuing investment program in accordance with the investment objective and strategies set forth in the Company's Private Placement Memorandum and to manage the investment and reinvestment of the assets of the Company, to continuously review, supervise and administer the investment program of the Company, to determine in its discretion the securities to be purchased or sold and the portion of the Company's assets to be held uninvested, to provide the Manager and the Company with records concerning the Adviser's activities which the Company is required to maintain and upon request, to render regular reports to the Company's officers and Board of Directors (the "Board") concerning the Adviser's discharge of the foregoing responsibilities. Without limiting the generality of the foregoing, the Adviser is specifically authorized to (i) invest the Company's assets (which may constitute, in the aggregate, all of the Company's assets) in unregistered Investment Funds or other investment vehicles and registered investment companies ("Investment Funds") which are managed by investment managers ("Investment Managers"); (ii) invest the Company's assets in separate investment vehicles for which the Investment Managers serve as general partners or managing members and in which the Company is the sole investor ("Investment Funds"); and (iii) invest discrete portions of the Company's assets with Investment Managers who are retained to manage the Company's assets directly through separate managed accounts (Investment Managers who directly manage Investment Funds and managed accounts for which the Company is the sole investor are collectively referred to as "Subadvisers"). The selection of Subadvisers shall, however, be subject to the approval by the Board in accordance with requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), and a vote of a majority of the outstanding voting securities of the Company unless the Company acts in reliance on exceptive or other relief granted by the Securities and Exchange Commission from the provisions of the 1940 Act requiring such approval by security holders. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Company's private placement memorandum, as the same may be amended or supplemented from time to time with notice to the Adviser, and applicable laws and regulations.

      (b) Without limiting the forgoing, the Adviser acknowledges its responsibility and agrees to conduct proper due diligence on the Investment Funds and Investment Managers as is required by its fiduciary role, including, without limitation, reviewing the valuation procedures of each Investment Fund and making a determination that such Investment Fund complies with the valuation procedures adopted by the Company.

      (c) The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

      2. Portfolio Transactions. (a) The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Company and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein.

      (b) The Adviser will promptly communicate to the officers and the Board such information relating to portfolio transactions as they may reasonably request.

      3. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, the Manager shall pay to the Adviser a portion of the management fee (the "Management Fee") received by the Manager from the Company, pursuant to the LLC Agreement, at the end of each quarter. The Management Fee received by the Manager from the Company is equal to 0.3125% (approximately 1.25% on an annualized basis) of the Company's net assets. The Adviser's portion of the Management Fee shall be equal to 50% of the Management Fee stated by the Manager and shall be payable within 15 days of receipt by the Manager of such fee from the Company. The Management Fee will be computed based on the capital account of each member of the Company as of the end of business on the last business day of each quarter in the manner set out in the LLC Agreement.

      The Manager shall also pay to the Adviser an amount equal to 50% of the Incentive Fee made to the Manager at the end of each fiscal year. The Incentive Fee made to the Manager is equal to 10% of the increase in net assets of the Company in excess of the Loss Carryforward amount and Benchmark Return (as described more fully in the Company's Private Placement Memorandum and the LLC Agreement). The Incentive Fee shall be due and payable by the Manager within 15 days after it has been received by the Manager at the end of each fiscal year.

      In addition to its portion of the Management Fee and the Incentive Fee stated above, the Adviser will be reimbursed by the Company for all out-of-pocket expenses relating to services provided to the Company.

      4. Other Services. The Adviser will provide to the Company, or will arrange at its expense to be provided to the Company, such management and administrative services as may be agreed upon from time to time by the Adviser and the Manager. These services initially will include, among other things, providing to the Company office facilities, equipment, personnel and other services.

      5. Reports. The parties agree to furnish to each other current prospectuses, proxy statements, reports to partners, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request in connection with this Agreement.

      The Adviser shall submit and present to the Board reports of the assets of the Company, the value of such assets, and the performance of the Investment Funds on a quarterly basis. All investment information supplied by the Adviser to the Manager and the Board is confidential and is to be used by the Company for internal purposes only. See Exhibit A for a list of reports the Adviser will keep on behalf of the Company. Upon termination of this Agreement, the Adviser shall promptly, upon demand, return to the Manager all records (or copies of such records) that the Manager reasonably believes are necessary in order to discharge its responsibilities to the Account.

      6. Status of Adviser. The services of the Adviser to the Company are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

      7. Liability of Adviser. In the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Company, or to any member of the Company (each, a "Member," and collectively, the "Members") for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Company.

      8. Indemnification. (a) To the fullest extent permitted by law, the Company shall, subject to Section 8(c) of this Agreement, indemnify the Adviser (including for this purpose each officer, director, partner, principal, employee or agent of, or any person who controls, is controlled by or is under common control with, the Adviser, and their respective executors, heirs, assigns, successors or other legal representatives) (each such person being referred to as an "indemnitee") against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Adviser to the Company, or the past or present performance of services to the Company in accordance with this Agreement by the indemnitee, except to the extent that the loss, claim, damage, liability, cost or expense was caused by reason of willful misfeasance, bad faith or gross negligence of the duties involved in the conduct of the indemnitee's office. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. The rights of indemnification provided under this Section 8 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent that indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 8.

      (b) Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the Company in advance of the final disposition of any action, suit, investigation or other proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to the Company amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 8(a) of this Agreement, so long as (i) the indemnitee provides security for the undertaking,
(ii) the Company is insured by or on behalf of the indemnitee against losses arising by reason of the indemnitee's failure to fulfill his, her or its undertaking, or (iii) a majority of the directors (each, a "Director," and collectively, the "Directors") of the Company who are not "interested persons" (as that term is defined in the 1940

Act) of the Company ("Independent Directors") (excluding any Director who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses under this Agreement) or independent legal counsel in a written opinion determines based on a review of readily available facts (as opposed to a full trial-type inquiry) that reason exists to believe that the indemnitee ultimately shall be entitled to indemnification.

      (c) As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, that an indemnitee is liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee's office, indemnification shall be provided in accordance with Section 8(a) of this Agreement if (i) approved as in the best interests of the Company by a majority of the Independent Directors (excluding any Director who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under this Agreement) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of the Company and that the indemnitee is not liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee's office, or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that indemnification would not protect the indemnitee against any liability to the Company or its Members to which the indemnitee would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

      (d) Any indemnification or advancement of expenses made in accordance with this Section 8 shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to the Company or its Members by reason of willful misfeasance, bad faith or gross negligence. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 8 it shall be a defense that, and in any suit in the name of the Company to recover any indemnification or advancement of expenses made in accordance with this Section 8 the Company shall be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken that, the indemnitee has not met the applicable standard of conduct described in this Section 8. In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section 8, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 8 shall be on the Company (or on any Member acting derivatively or otherwise on behalf of the Company or its Members).

      (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 8 or to which he, she or it may otherwise be entitled except out of the assets of the Company, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

      (f) The rights of indemnification provided in this Section 8 shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.

Nothing contained in this Section 8 shall affect the power of the Company to purchase and maintain liability insurance on behalf of the Adviser or any indemnitee.

      9. Duration and Termination. This Agreement will become effective as of the date first written above and will continue for an initial one-year term and will continue thereafter so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of the Company. If the Board officially considers terminating this Agreement at any Board meeting, the Company agrees to provide the Adviser with written notice that such matter has been officially considered by the Board. This Agreement may be terminated by the Manager at any time, without the payment of any penalty, by the Manager's recommendation to, and by a vote of a majority of the entire Board or by vote of a majority of the outstanding voting securities of the Company on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 60 days' written notice to the Manager. This Agreement will automatically and immediately terminate in the event of its assignment by the Adviser, provided that an assignment to a successor to all or substantially all of the Adviser's business or to a wholly-owned subsidiary of such successor that does not result in a change of actual control of the Adviser's business shall not be deemed to be an assignment for the purposes of this Agreement.

      10. Definitions. As used in this Agreement, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4),
Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

      11. Amendment of Agreement. This Agreement may be amended by mutual consent, but the consent of the Manager must be approved (a) by vote of a majority of those members of the Board of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Company.

      12. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

      13. Applicable Law. This Agreement shall be construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

      14. Notices. Any notice under this Agreement shall be given in writing and deemed to have been duly given when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

      15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

      16. Form ADV; Company Changes. The Manager acknowledges receiving Part II of the Adviser's Form ADV. The Adviser covenants that it will notify the Manager of any changes to its membership within a reasonable time after such change.

      17. Company Obligations. The parties to this Agreement agree that the obligations of the Company under this Agreement shall not be binding upon any of the Directors, Members or any officers, employees or agents, whether past, present or future, of the Company, individually, but are binding only upon the assets and property of the Company.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

RAMIUS HVB PARTNERS, LLC              MERCANTILE CAPITAL ADVISORS, INC.
_____________________________         _________________________________________
By:                                   By:
Title:                                Title:

MERCANTILE ABSOLUTE RETURN FUND LLC
_____________________________________
By:
Title:

                                    EXHIBIT A

The following is a list of records the Adviser is to keep on behalf of the Company.

1. Basic Business Records. The Adviser will maintain true, accurate, current, and complete copies, where necessary, of each of the following books and records:

     a. Originals of all written communications received and copies of all written communications sent by the Adviser relating to recommendations or advice given or proposed;

     b.   A list of all discretionary accounts;

     c. Powers of attorney and other evidences of the granting of any discretionary authority;

     d. Written agreements (or copies thereof) entered into by the Adviser on behalf of the Company;

     e. A copy of each written disclosure statement and amendment or revision given to any person and a record of the dates and persons to whom such statements were given or offered to be given; and

     f. All written acknowledgments of receipt obtained from advisory clients relating to disclosure of soliciting fees paid by the Adviser and copies of all disclosure statements delivered to advisory clients by such solicitors on behalf of the Company.

2.   Records pursuant to the Adviser's Code of Ethics

     a. A record of any violation of the Adviser's Code of Ethics, and any action taken as a result of the violation, in an easily accessible place for at least five years after the end of the fiscal year in which the violation occurs;

     b. A copy of each report made by an Access Person as required by Rule 17j-1(f) under the 1940 Act, including any information provided in lieu of the reports under Rule 17j-1(d)(2)(v), in an easily accessible place for at least five years after the end of the fiscal year in which the report is made or the information is provided;

     c. A record of all persons, currently or within the past five years, who are or were required to make reports under Rule 17j-1(d) or who are or were responsible for reviewing these reports, in an easily accessible place; and

     d. A copy of each report required by Rule 17j-1(c), for at least five years after the end of the fiscal year in which it is made, the first two years in an easily accessible place.

                                      PROXY

                    Carefully fold & detach along perforation
 ------------------------------------------------------------------------------

                       MERCANTILE ABSOLUTE RETURN FUND LLC

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of Mercantile Absolute Return Fund LLC, (the "Company") for use at a Special Meeting (the "Meeting") of Members to be held on May 18, 2005, at 9:00 a.m. Eastern Time, at the offices of Mercantile Capital Advisors, Inc., the Company's investment advisor, 12th Floor, Two Hopkins Plaza, Baltimore, Maryland 21201.

      The undersigned hereby appoints Savonne L. Ferguson and Cornelia H. McKenna and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and at all adjournments or postponements thereof, all Interests the percentage of ownership interests in the Company held of record by the undersigned on March 28, 2005, the record date for the Meeting, upon the following matter:

      Approve an Investment Advisory Agreement between the Company, Mercantile Capital Advisors, Inc. and Ramius NVB Partners, LLC.

      [ ]   For The         [ ]  Against The         [ ]   Abstain From
            Proposal             Proposal                  The Proposal

Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.


PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Date __________________ Signature

Date __________________ Signature (Joint Owners)


Please sign exactly as name appears hereon. When limited liability interests are held by joint tenants, both tenants should sign. When signing as attorney or executor, administrator, trustee or guardian please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.